SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  September 16, 1996
                                                        ------------------

                      Public Storage Properties XII, Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

         California                   1-10710           95-4300883
         ----------                   -------           ----------
      (State or other juris-        (Commission       (IRS Employer
      diction of incorporation)     File Number)    Identification No.)

      701 Western Avenue, Suite 200, Glendale, California    91203-1241
      ---------------------------------------------------    ----------
           (Address of principal executive office)           (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

   Item 2.   Acquisition or Disposition of Assets.
             -------------------------------------

         On September 16, 1996, Registrant was merged into Public Storage, Inc. ("PSI") pursuant to an Agreement and Plan of Reorganization dated as of June 20, 1996. Prior to the merger, 40,882 shares of the Registrant's Common Stock Series C (including 32,706 shares owned by
   PSI) were cancelled. In the merger, (a) the Registrant's outstanding Common Stock Series A (1,730,099 shares) was converted as follows:
   29,300 shares of the Registrant's Common Stock Series A owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series A (1,700,799 shares) was converted into an aggregate of approximately
   (i) 1,534,000 shares of PSI common stock (at the rate of 0.993 shares of PSI common stock for each share of the Registrant's Common Stock Series
   A) and (ii) $7,436,657 in cash (at the rate of $21.49 per share of the Registrant's Common Stock Series A); and (b) the Registrant's outstanding Common Stock Series B (184,453 shares) and Common Stock Series C (481,736 shares) was converted as follows: 114,952.4 shares of the Registrant's Common Stock Series B and 326,228.4 shares of the Registrant's Common Stock Series C owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series B (69,500.6 shares) and Common Stock Series C (155,507.6 shares) was converted into an aggregate of 187,655 shares of PSI common stock (at the rate of 0.834 shares of PSI common stock for each share of the Registrant's Common Stock
   Series B and Common Stock Series C). The amounts set forth above exclude, in each case, a liquidating cash distribution of $.94 per share of the Registrant's Common Stock Series A and Common Stock Series B.

   Item 7.   Financial Statements and Exhibits.

             (a)   Financial Statements.

                   None.

             (b)   Exhibits.

                   (1) Agreement and Plan of Reorganization between PSI and Registrant dated as of June 20, 1996. Filed with PSI's registration statement on Form S-4 (File No. 333-08791) and incorporated herein by reference.


                               SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PUBLIC STORAGE PROPERTIES XII, INC.


                                     By: /S/ DAVID GOLDBERG
                                         -------------------
                                         David Goldberg
                                         Vice President and
                                         General Counsel

   Date:  September 16, 1996